UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 2006

INTEREP NATIONAL RADIO SALES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 7, 2006, our Board of Directors accepted the resignations of Terence Bate and Arnold Sheiffer from the Board. Messrs. Bate and Sheiffer resigned at the request of management as part of our efforts to reduce administrative costs. As part of this cost reduction program, in February 2006 we terminated our registration under the Securities Exchange Act of 1934. Following the de-registration, our need for outside directors is not as great as it was previously, and we have, accordingly, reduced the number of outside directors from five to three with these resignations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEREP NATIONAL RADIO SALES, INC. (Registrant)

Date: August 8, 2006	By:	/s/ WILLIAM J. MCENTEE
William J. McEntee
Senior Vice President and Chief Financial Officer